UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 30, 2020
MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

Delaware	(MGM Growth Properties LLC)	001-37733	47-5513237
Delaware	(MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
1980 Festival Plaza Drive, Suite 750, Las Vegas, Nevada 89135
(Address of principal executive offices – Zip Code)
(702) 669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

ITEM 1.01    Entry into a Material Definitive Agreement.

On March 30, 2020, Mandalay PropCo, LLC and MGM Grand PropCo, LLC (collectively, the “Borrower”) entered into a First Amendment (the “First Amendment”) to the Loan Agreement, dated as of February 14, 2020, among the Borrower and Citi Real Estate Funding Inc., Barclays Capital Real Estate Inc., Deutsche Bank AG, New York Branch, Société Générale Financial Corporation and Citi Real Estate Funding Inc., as administrative agent (the “Loan Agreement”). The First Amendment modified certain provisions in the Loan Agreement, including to increase the interest rate from 3.308% per annum to 3.438% per annum. This description of the First Amendment is qualified in its entirety by reference to the full text of First Amendment filed as Exhibit 10.1 hereto.

ITEM 9.01    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
10.1 aaa First Amendment to Loan Agreement, dated as of March 30, 2020, among Mandalay Bay Propco, LLC and MGM Grand Propco, LLC, collectively as Borrower, and  Citi Real Estate Funding Inc., Barclays Capital Real Estate Inc., Deutsche Bank AG, New York Branch, Société Générale Financial Corporation and Citi Real Estate Funding Inc., collectively, as Lender.
104 aaaaCover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: April 1, 2020	By:	/s/ ANDREW HAGOPIAN III
Andrew Hagopian III
Secretary

MGM Growth Properties Operating Partnership LP
	By:	MGM Growth Properties OP GP LLC, its general partner

Date: April 1, 2020	By:	/s/ ANDREW HAGOPIAN III
Andrew Hagopian III
Secretary